Exhibit 99.2

Affiliated Managers Group, Inc.

Financial Highlights

(in millions, except per share data)

	Three Months	Three Months
	Ended	Ended
	12/31/11	12/31/12

Revenue	$402.4	$491.0

Net income (controlling interest)	$40.3	$75.0

Economic net income (A)	$92.5	$136.5

EBITDA (B)	$116.3	$182.1

Average shares outstanding - diluted	52.6	55.5

Earnings per share - diluted	$0.77	$1.40

Average shares outstanding - adjusted diluted (C)	52.6	53.6

Economic earnings per share (C)	$1.76	$2.55

	December 31, 2011	December 31, 2012

Cash and cash equivalents	$449.5	$430.4

Senior bank debt	$250.0	$325.0

Senior notes (D)	$—	$340.0

Senior convertible securities (E)	$435.6	$450.1

Junior convertible trust preferred securities (E)	$512.6	$515.5

Stockholders’ equity	$1,866.0	$2,067.8

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Affiliated Managers Group, Inc.

Financial Highlights

(in millions, except per share data)

	Year	Year
	Ended	Ended
	12/31/11	12/31/12

Revenue	$1,704.8	$1,805.5

Net income (controlling interest)	$164.9	$174.0

Economic net income (A)	$351.0	$408.8

EBITDA (B)	$471.3	$543.4

Average shares outstanding - diluted	53.0	53.0

Earnings per share - diluted	$3.11	$3.28

Average shares outstanding - adjusted diluted (C)	53.0	53.0

Economic earnings per share (C)	$6.62	$7.71

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Affiliated Managers Group, Inc.

Reconciliations of Earnings Per Share Calculation

(in millions, except per share data)

	Three Months	Three Months
	Ended	Ended
	12/31/11	12/31/12

Net income (controlling interest)	$40.3	$75.0
Convertible securities interest expense, net (F)	—	2.7
Net income (controlling interest), as adjusted	$40.3	$77.7

Average shares outstanding - diluted	52.6	55.5

Earnings per share - diluted	$0.77	$1.40

	Year	Year
	Ended	Ended
	12/31/11	12/31/12

Net income (controlling interest)	$164.9	$174.0
Convertible securities interest expense, net (F)	—	—
Net income (controlling interest), as adjusted	$164.9	$174.0

Average shares outstanding - diluted	53.0	53.0

Earnings per share - diluted	$3.11	$3.28

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Affiliated Managers Group, Inc.

Reconciliations of Average Shares Outstanding

(in millions)

	Three Months	Three Months
	Ended	Ended
	12/31/11	12/31/12

Average shares outstanding - diluted	52.6	55.5
Assumed issuance of 2008 Senior Convertible Notes shares	—	—
Assumed issuance of Trust Preferred shares	—	(2.0)
Dilutive impact of 2008 Senior Convertible Notes shares	—	0.1
Dilutive impact of Trust Preferred shares	—	—
Average shares outstanding - adjusted diluted (C)	52.6	53.6

	Year	Year
	Ended	Ended
	12/31/11	12/31/12

Average shares outstanding - diluted	53.0	53.0
Assumed issuance of 2008 Senior Convertible Notes shares	—	—
Assumed issuance of Trust Preferred shares	—	—
Dilutive impact of 2008 Senior Convertible Notes shares	—	—
Dilutive impact of Trust Preferred shares	—	—
Average shares outstanding - adjusted diluted (C)	53.0	53.0

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Affiliated Managers Group, Inc.

Operating Results

(in millions)

Assets Under Management

Statement of Changes - Quarter to Date

	Mutual Fund	Institutional	High Net Worth	Total

Assets under management, September 30, 2012	$117,852	$243,756	$54,506	$416,114
Client cash inflows	9,542	10,238	2,752	22,532
Client cash outflows	(7,686)	(7,055)	(2,721)	(17,462)
Net client cash flows	1,856	3,183	31	5,070
Investment performance	2,166	7,398	1,019	10,583
Assets under management, December 31, 2012	$121,874	$254,337	$55,556	$431,767

Statement of Changes - Year to Date

	Mutual Fund	Institutional	High Net Worth	Total

Assets under management, December 31, 2011	$85,222	$205,658	$36,582	$327,462
New investments (G)	14,773	13	13,219	28,005
Client cash inflows	35,027	43,541	10,928	89,496
Client cash outflows	(25,282)	(24,918)	(9,154)	(59,354)
Net client cash flows	9,745	18,623	1,774	30,142
Investment performance	12,308	30,796	4,359	47,463
Other (H)	(174)	(753)	(378)	(1,305)
Assets under management, December 31, 2012	$121,874	$254,337	$55,556	$431,767

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Affiliated Managers Group, Inc.

Operating Results

(in millions)

Financial Results

	Three		Three
	Months		Months
	Ended	Percent	Ended	Percent
	12/31/11	of Total	12/31/12	of Total
Revenue
Mutual Fund	$168.0	42%	$217.1	44%
Institutional	200.8	50%	224.3	46%
High Net Worth	33.6	8%	49.6	10%
	$402.4	100%	$491.0	100%

EBITDA (B)
Mutual Fund	$30.2	26%	$49.7	27%
Institutional	75.2	65%	116.3	64%
High Net Worth	10.9	9%	16.1	9%
	$116.3	100%	$182.1	100%

	Year		Year
	Ended	Percent	Ended	Percent
	12/31/11	of Total	12/31/12	of Total
Revenue
Mutual Fund	$723.7	43%	$774.4	43%
Institutional	841.4	49%	861.3	48%
High Net Worth	139.7	8%	169.8	9%
	$1,704.8	100%	$1,805.5	100%

EBITDA (B)
Mutual Fund	$151.2	32%	$169.5	31%
Institutional	288.3	61%	323.5	60%
High Net Worth	31.8	7%	50.4	9%
	$471.3	100%	$543.4	100%

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Affiliated Managers Group, Inc.

Reconciliations of Performance and Liquidity Measures

(in millions)

	Three Months	Three Months
	Ended	Ended
	12/31/11	12/31/12

Net income (controlling interest)	$40.3	$75.0
Intangible amortization and impairments	36.1	36.9
Intangible-related deferred taxes	7.0	17.5
Imputed interest and contingent payment arrangements	1.6	5.9
Affiliate equity expense	7.5	1.2
Economic net income (A)	$92.5	$136.5

Cash flow from operations	$158.6	$186.2
Interest expense, net of non-cash items	16.4	21.7
Current tax provision	13.1	29.9
Income from equity method investments, net of distributions	22.9	67.5
Changes in assets and liabilities and other adjustments	(94.7)	(123.2)
EBITDA (B)	$116.3	$182.1
Holding company expenses	21.0	28.8
EBITDA Contribution	$137.3	$210.9

	Year	Year
	Ended	Ended
	12/31/11	12/31/12

Net income (controlling interest)	$164.9	$174.0
Intangible amortization and impairments	117.0	220.9
Intangible-related deferred taxes	43.2	17.6
Imputed interest and contingent payment arrangements	14.7	(6.8)
Affiliate equity expense	11.2	3.1
Economic net income (A)	$351.0	$408.8

Cash flow from operations	$708.5	$633.2
Interest expense, net of non-cash items	65.7	74.8
Current tax provision	45.0	61.0
Income from equity method investments, net of distributions	(22.7)	61.9
Changes in assets and liabilities and other adjustments	(325.2)	(287.5)
EBITDA (B)	$471.3	$543.4
Holding company expenses	82.1	94.7
EBITDA Contribution	$553.4	$638.1

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Affiliated Managers Group, Inc.

Consolidated Statements of Income

(in millions, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2011	2012	2011	2012

Revenue	$402.4	$491.0	$1,704.8	$1,805.5

Operating expenses:
Compensation and related expenses	173.9	218.7	718.8	784.7
Selling, general and administrative	89.2	99.2	350.8	366.9
Intangible amortization and impairments (I)	31.3	31.0	97.7	200.0
Depreciation and other amortization	3.4	3.5	15.0	14.1
Other operating expenses	9.4	11.7	36.4	39.4
	307.2	364.1	1,218.7	1,405.1
Operating income	95.2	126.9	486.1	400.4

Non-operating (income) and expenses:
Investment and other (income) loss	(1.8)	(1.8)	5.0	(22.0)
Income from equity method investments	(32.6)	(82.3)	(72.7)	(129.7)
Interest expense	18.2	24.2	73.8	83.0
Imputed interest expense and contingent payment arrangements (J)	2.4	9.7	27.3	(26.1)
	(13.8)	(50.2)	33.4	(94.8)

Income before income taxes	109.0	177.1	452.7	495.2

Income taxes (K)	19.9	37.8	93.1	83.8
Net income	89.1	139.3	359.6	411.4

Net income (non-controlling interests)	(48.8)	(64.3)	(194.7)	(237.4)
Net income (controlling interest)	$40.3	$75.0	$164.9	$174.0

Average shares outstanding - basic	51.5	52.1	51.8	51.7
Average shares outstanding - diluted	52.6	55.5	53.0	53.0

Earnings per share - basic	$0.78	$1.44	$3.18	$3.36
Earnings per share - diluted	$0.77	$1.40	$3.11	$3.28

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Affiliated Managers Group, Inc.

Consolidated Balance Sheets

(in millions)

	December 31,	December 31,
	2011	2012
Assets
Current assets:
Cash and cash equivalents	$449.5	$430.4
Investment advisory fees receivable	214.9	255.5
Investments in marketable securities	100.4	128.9
Unsettled fund share receivables	34.5	40.1
Prepaid expenses and other current assets	77.1	57.4
Total current assets	876.4	912.3

Fixed assets, net	69.1	81.5
Equity investments in Affiliates	615.8	1,031.3
Acquired client relationships, net	1,321.1	1,585.5
Goodwill	2,117.3	2,355.2
Other assets	219.2	221.3
Total assets	$5,218.9	$6,187.1

Liabilities and Equity
Current liabilities:
Accounts payable and accrued liabilities	$343.6	$324.7
Unsettled fund share payables	40.8	39.8
Payables to related party	33.2	11.3
Total current liabilities	417.6	375.8

Senior bank debt	250.0	325.0
Senior notes (D)	—	340.0
Senior convertible securities (E)	435.6	450.1
Junior convertible trust preferred securities (E)	512.6	515.5
Deferred income taxes	506.0	513.7
Other long-term liabilities	145.7	164.7
Total liabilities	2,267.5	2,684.8

Redeemable non-controlling interests	451.8	477.5

Equity:
Common stock	0.5	0.5
Additional paid-in capital	927.5	852.1
Accumulated other comprehensive income	50.0	79.1
Retained earnings	1,176.7	1,350.7
	2,154.7	2,282.4
Less treasury stock, at cost	(288.7)	(214.6)
Total stockholders’ equity	1,866.0	2,067.8

Non-controlling interests	633.6	957.0
Total equity	2,499.6	3,024.8
Total liabilities and equity	$5,218.9	$6,187.1

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Affiliated Managers Group, Inc.

Consolidated Statements of Cash Flow

(in millions)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2011	2012	2011	2012
Cash flow from operating activities:
Net income	$89.1	$139.3	$359.6	$411.4
Adjustments to reconcile Net income to net cash flow from operating activities:
Intangible amortization and impairments	31.3	31.0	97.7	200.0
Amortization of issuance costs	1.8	2.5	8.1	8.2
Depreciation and other amortization	3.4	3.5	15.0	14.1
Deferred income tax provision	3.5	5.3	35.2	11.1
Imputed interest expense and contingent payment arrangements	2.4	9.7	27.3	(26.1)
Income from equity method investments, net of amortization	(32.6)	(82.3)	(72.7)	(129.7)
Distributions received from equity method investments	17.9	25.2	128.3	104.7
Tax benefit from exercise of stock options	0.2	2.1	1.1	3.5
Share-based compensation	11.1	23.5	30.3	47.6
Affiliate equity expense	13.1	12.3	22.1	21.7
Other adjustments	1.9	11.3	21.3	12.6
Changes in assets and liabilities:
(Increase) decrease in investment advisory fees receivable	4.3	(13.5)	22.5	(34.8)
(Increase) decrease in prepaids and other current assets	6.3	8.7	(2.8)	(4.2)
(Increase) decrease in other assets	0.2	(0.3)	(1.5)	(2.8)
(Increase) decrease in unsettled fund shares receivable	22.6	10.7	5.9	(4.5)
Increase (decrease) in unsettled fund shares payable	(5.0)	(13.0)	2.0	(2.3)
Increase (decrease) in accounts payable, accrued liabilities and other long-term liabilities	(12.9)	10.2	9.1	2.7
Cash flow from operating activities	158.6	186.2	708.5	633.2

Cash flow used in investing activities:
Investments in Affiliates	—	(42.1)	(13.3)	(797.4)
Purchase of fixed assets	(7.7)	(10.1)	(16.1)	(20.0)
Purchase of investment securities	(0.8)	(5.3)	(49.2)	(19.1)
Sale of investment securities	—	3.1	10.9	34.2
Cash flow used in investing activities	(8.5)	(54.4)	(67.7)	(802.3)

Cash flow from (used in) financing activities:
Borrowings of senior bank debt	250.0	75.0	360.0	630.0
Repayments of senior bank debt	(210.0)	(195.0)	(570.0)	(555.0)
Issuance of senior notes	—	140.0	—	340.0
Issuance of common stock	6.8	27.7	28.0	73.4
Repurchase of common stock	(13.0)	—	(61.0)	(60.9)
Issuance costs	(5.1)	(4.4)	(13.6)	(10.4)
Excess tax benefit from exercise of stock options	2.2	10.4	7.1	22.0
Settlement of treasury lock	(4.7)	—	(0.8)	—
Note payments	8.3	(1.5)	(72.5)	(3.6)
Distributions to non-controlling interests	(52.1)	(43.7)	(167.6)	(181.4)
Affiliate equity issuances and repurchases	(6.6)	(82.8)	(13.4)	(107.9)
Cash flow from (used in) financing activities	(24.2)	(74.3)	(503.8)	146.2

Effect of foreign exchange rate changes on cash and cash equivalents	0.3	0.3	(0.8)	3.8
Net increase (decrease) in cash and cash equivalents	126.2	57.8	136.2	(19.1)
Cash and cash equivalents at beginning of period	323.3	372.6	313.3	449.5
Cash and cash equivalents at end of period	$449.5	$430.4	$449.5	$430.4

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Affiliated Managers Group, Inc.

Notes

(in millions, except per share data)

(A)                               Under our Economic net income definition, we add to Net income (controlling interest) amortization (including equity method amortization) and impairments, deferred taxes related to intangible assets, non-cash imputed interest expense (principally related to the accounting for convertible securities and contingent payment arrangements) and certain Affiliate equity expenses.  We consider Economic net income an important measure of our financial performance, as we believe it best represents operating performance before non-cash expenses relating to the acquisition of interests in our affiliated investment management firms, and it is therefore employed as our principal performance benchmark.  This non-GAAP performance measure is provided in addition to, but not as a substitute for, Net income; Economic net income is not a liquidity measure, and should not be used in place of liquidity measures calculated under GAAP.

We add back amortization and impairments attributable to acquired client relationships because these expenses do not correspond to the changes in the value of these assets, which do not diminish predictably over time.  The portion of deferred taxes generally attributable to intangible assets (including goodwill) is added back because we believe it is unlikely these accruals will be used to settle material tax obligations.  We add back non-cash expenses relating to certain transfers of equity between Affiliate management partners when these transfers have no dilutive effect to shareholders.

(B)                               EBITDA is defined as earnings before interest expense, income taxes, depreciation and amortization.  This supplemental non-GAAP liquidity measure is provided in addition to, but not as a substitute for, cash flow from operations.  As a measure of liquidity, we believe EBITDA is useful as an indicator of our ability to service debt, make new investments and meet working capital requirements.  EBITDA, as calculated by us, may not be consistent with computations of EBITDA by other companies.  In reporting EBITDA by segment, Affiliate expenses are allocated to a particular segment on a pro rata basis with respect to the revenue generated by that Affiliate in such segment.

(C)                               Economic earnings per share represents Economic net income divided by the adjusted diluted average shares outstanding.  In this calculation, the potential share issuance in connection with our convertible securities is measured using a “treasury stock” method.  Under this method, only the net number of shares of common stock equal to the value of the contingently convertible securities and the junior convertible trust preferred securities in excess of par, if any, are deemed to be outstanding.  We believe the inclusion of net shares under a treasury stock method best reflects the benefit of the increase in available capital resources (which could be used to repurchase shares of common stock) that occurs when these securities are converted and we are relieved of our debt obligation.  This method does not take into account any increase or decrease in our cost of capital in an assumed conversion.  Economic earnings per share is not a liquidity measure, and should not be used in place of liquidity measures calculated under GAAP.

(D)                               In the third and fourth quarters of 2012, we sold $200.0 aggregate principal amount of 6.375% Senior Notes due 2042 and $140.0 aggregate principal amount of 5.25% Senior Notes due 2022, respectively.

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(E)                                We have bifurcated our convertible debt securities into their debt and equity components on our balance sheet.  The principal amount at maturity of the senior convertible notes due 2038 was $460.0 at December 31, 2011 and December 31, 2012.  The principal amount at maturity of the junior convertible trust preferred securities was $730.8 at December 31, 2011 and December 31, 2012, comprised of $300.0 due 2036 and $430.8 due 2037.

(F)                                 Convertible securities interest expense, net includes the interest expense, net of tax, associated with our dilutive convertible securities.

(G)                               In the second quarter of 2012, we completed investments in Yacktman Asset Management Co. and Veritable, LP.

(H)                              Other includes assets under management attributable to Affiliate product transitions, new investment client transitions and transfers of our interests in certain Affiliated investment management firms, the financial effects of which are not material to our ongoing results.

(I)                                   In the first and second quarters of 2012, we reduced the carrying value of certain of our indefinite-lived intangible assets and, accordingly, recorded pre-tax expenses of $8.7 and $93.5, respectively.

(J)                                   In the first and second quarters of 2012, we adjusted our estimate of our contingent payment obligations and, accordingly, recorded pre-tax gains attributable to the controlling interest of $5.0 and $34.6, respectively. In the fourth quarter of 2012, we adjusted our estimate of our contingent payment obligations and, accordingly, recorded a pre-tax expense attributable to the controlling interest of $3.8.

(K)                              Our consolidated income tax provision includes taxes attributable to the controlling interest, and to a lesser extent, taxes attributable to non-controlling interests, as follows:

	Three Months Ended		Year Ended
	December 31,		December 31,
	2011	2012	2011	2012
Current income taxes	$13.1	$29.9	$45.0	$61.0
Intangible-related deferred taxes (1)	7.0	22.6	43.2	22.7
Other deferred taxes	(2.3)	(17.0)	(4.0)	(12.1)
Taxes attributable to controlling interest	17.8	35.5	84.2	71.6
Taxes attributable to non-controlling interests	2.1	2.3	8.9	12.2
Total income taxes	$19.9	$37.8	$93.1	$83.8

Income before taxes (controlling interest)	$58.1	$110.5	$249.1	$245.6

Effective tax rate (2)	30.6%	32.1%	33.8%	29.2%

(1)  Intangible-related deferred taxes for the three months and year ended December 31, 2012 include $5.1 related to a one-time item not added back for the calculation of Economic net income.

(2)  Taxes attributable to controlling interests divided by controlling interest share of the consolidated income before taxes.